Exhibit 10 .15

AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

                         AMENDMENT NO. 3, dated as of February 28, 2013 (this “Agreement”), to the Credit Agreement defined below), is entered into by and among Revett Silver Company, a corporation duly organized and existing under laws of the State of Montana (the “Borrower”), each of the Guarantors (as defined therein) party thereto and Société Générale, as administrative agent (in such capacity, the “Administrative Agent”), issuing bank (in such capacity, the Issuer”) and revolving credit lender (in such capacity, the “Revolving Credit Lender”).

PRELIMINARY STATEMENTS:

(1)

The Borrower, the Guarantors, the Administrative Agent, the L/C Issuer and the Revolving Credit Lender have entered into that certain Credit Agreement, dated as of December 8, 2011 and amended pursuant to Amendment No. 1 to the Credit Agreement, dated as of August 7, 2012 and Amendment No. 2 to the Credit Agreement, dated as of December 13, 2012 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement.

(2)

The Borrower has requested that the Administrative Agent and the Revolving Credit Lenders temporarily reduce the Revolving Credit Commitment of the Revolving Credit Lender and waive the payment of any commitment fees due under clause (a) of Section 2.08 from the Effective Date through the date (the “Decrease End Date”) upon which the Administrative Agent shall have received, in form and substance acceptable to it in its sole discretion, (i) an updated Annual Operating Budget, (ii) an updated Long-Term Plan, (iii) an updated report of the Independent Engineer in the form described pursuant to sub-clause (a)(xii) of Section 4.01, (iv) a written request from the Borrower to increase the Revolving Credit Commitment of the Revolving Credit Lender to an amount not in excess of $20,000,000 and (v) such other assurances, certificates, documents, consents, resolutions or opinions as the Administrative Agent, the L/C Issuer or the Revolving Credit Lender may require.

(3)

Subject to the satisfaction of the conditions set forth herein, the Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement to effect the changes described herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

          SECTION 1.      Amendments to Credit Agreement. On the Effective Date (and continuing to, but not including, the Decrease End Date), (i) Schedule 2.01 shall be amended by replacing “$20,000,000” with “$1.00”, and (ii) clauses (c) and (d) of Section 2.05 and clause (a) of Section 2.08 shall not apply. On the Decrease End Date, Schedule 2.01 shall be amended by replacing “$1.00” with “$20,000,000” and clauses (c) and (d) of Section 2.05 and clause (a) of Section 2.08 shall be reinstated as of such date with full force and effect.

          SECTION 2.      Conditions to Effectiveness. This Agreement shall become effective on the date (the “Effective Date”) when, and only when, the Administrative Agent shall have received counterparts of this Agreement executed by the Borrower, each Guarantor, and each Revolving Credit Lender.

          SECTION 3.      Representations and Warranties. Each Loan Party represents and warrants as follows:

(a)

Assuming the effectiveness of this Agreement and after giving effect to it, all representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; and provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates

Exhibit 10.15

          (b)           (i) It has the requisite power to execute and deliver this Agreement, and all corporate or other action required to be taken by it for the due and proper authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken and (ii) this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          (c)           After giving effect to this Agreement, no Default has occurred and is continuing, or would result from the occurrence of the Effective Date.

          SECTION 4.      Reference to and Effect on the Credit Agreement and the Loan Documents.

          (a)           On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

          (b)           The Credit Agreement, as specifically amended by this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all related security documents and all of the collateral described therein do and shall continue to secure the payment of the Obligations. Each Loan Party acknowledges and agrees that the Obligations are and shall be the absolute obligations of the Borrower, subject to no defense, offset, deduction or counterclaim of any kind whatsoever.

          (c)           The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Revolving Credit Lender, the L/C Issuer or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (d)           Each Loan Party agrees that this Agreement shall be a Loan Document for all purposes of the Credit Agreement as amended hereby and the other Loan Documents.

          SECTION 5.      Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 6.      Miscellaneous. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 7.      GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

Exhibit 10.15

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

REVETT SILVER COMPANY,
as the Borrower

By: /s/ Ken Eickerman
Title: CFO

REVETT MINERALS INC.,
as a Guarantor

By: /s/ Ken Eickerman
Title: CFO

TROY MINE INC.,
as a Guarantor

By: /s/ Ken Eickerman
Title: CFO

RC RESOURCES, INC.,
as a Guarantor

By: /s/ Ken Eickerman
Title: CFO

REVETT EXPLORATION, INC.,
as Guarantor

By: /s/ Ken Eickerman
Title: CFO

REVETT HOLDINGS, INC.,
as Guarantor

By: /s/ Ken Eickerman
Title: CFO

SOCIÉTÉ GÉNÉRALE,
as Revolving Credit Lender

By: /s/ Daniel Ota
Title: Director

SOCIÉTÉ GÉNÉRALE,
as Administrative Agent

By: /s/ Daniel Ota
Title: Director